Exhibit 99

                            SOUTHCOAST COMMUNITY BANK
                      AMENDED SALARY CONTINUATION AGREEMENT

         This AMENDED SALARY CONTINUATION AGREEMENT (this "Agreement") is entered into as of the 1st day of January, 2009 by and between Southcoast Community Bank, a South Carolina-chartered bank (the "Bank"), and L. Wayne Pearson, its Chairman, Chief Executive Officer, and President (the "Executive").

         WHEREAS, the Executive has contributed substantially to the success of the Bank and the Bank desires that the Executive continue in its employ,

         WHEREAS, to encourage the Executive to remain an employee, the Bank is willing to provide to the Executive salary continuation benefits payable from the Bank's general assets,

         WHEREAS, none of the conditions or events included in the definition of the term "golden parachute payment" that is set forth in section 18(k)(4)(A)(ii) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)(4)(A)(ii)] and in Federal Deposit Insurance Corporation Rule 359.1(f)(1)(ii) [12 CFR 359.1(f)(1)(ii)] exists or, to the best knowledge of the Bank, is contemplated insofar as the Bank is concerned,

         WHEREAS, the Bank and the Executive intend that this Agreement shall amend and restate in its entirety the January 1, 2008 Salary Continuation Agreement between the Executive and the Bank, and

         WHEREAS, the parties hereto intend that this Agreement shall be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Executive, and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Executive is fully advised of the Bank's financial status.

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 "Accrual Balance" means the liability that should be accrued by the Bank under generally accepted accounting principles ("GAAP") for the Bank's obligation to the Executive under this Agreement, applying Accounting Principles Board Opinion No. 12, as amended by Statement of Financial Accounting Standards No. 106, and the calculation method and discount rate specified hereinafter. The Accrual Balance shall be calculated such that when it is credited with interest each month the Accrual Balance at Normal Retirement Age equals the present value of the normal retirement benefits. The discount rate means the rate used by the Plan Administrator for determining the Accrual Balance. In its sole discretion the Plan Administrator may adjust the discount rate to maintain the rate within reasonable standards according to GAAP.

         1.2 "Beneficiary" means each designated person, or the estate of the deceased Executive, entitled to benefits, if any, upon the death of the Executive, determined according to Article 4.



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         1.3 "Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Executive completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

         1.4 "Change in Control" shall mean a change in control as defined in Internal Revenue Code section 409A and rules, regulations, and guidance of general application thereunder issued by the Department of the Treasury, as modified below:

         (a) Change in ownership: a change in ownership of Southcoast Financial Corporation, a South Carolina corporation of which the Bank is a wholly owned subsidiary, occurs on the date any one person or group accumulates ownership of Southcoast Financial Corporation stock constituting more than 50% of the total fair market value or total voting power of Southcoast Financial Corporation's stock,

         (b) Change in effective control: (x) any one person, or more than one person acting as a group, acquires within a 12-month period ownership of Southcoast Financial Corporation stock possessing 50% or more of the total voting power of Southcoast Financial Corporation stock, or (y) a majority of Southcoast Financial Corporation's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed in advance by a majority of Southcoast Financial Corporation's board of directors, or

         (c) Change in ownership of a substantial portion of assets: a change in ownership of a substantial portion of Southcoast Financial Corporation's assets occurs if in a 12-month period any one person or more than one person acting as a group acquires from Southcoast Financial Corporation assets having a total gross fair market value equal to or exceeding 50% of the total gross fair market value of all of Southcoast Financial Corporation's assets immediately before the acquisition or acquisitions. For this purpose, gross fair market value means the value of Southcoast Financial Corporation's assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with the assets.

         1.5 "Code" means the Internal Revenue Code of 1986, as amended, and rules, regulations, and guidance of general application issued by the Department of the Treasury under the Internal Revenue Code of 1986, as amended.

         1.6 "Early Termination" means Separation from Service before Normal Retirement Age for reasons other than death or Termination for Cause, but Early Termination excludes a Separation from Service occurring after a Change in Control.

         1.7      "Effective Date" means January 1, 2008.

         1.8 "Intentional," for purposes of this Agreement, no act or failure to act on the part of the Executive shall be deemed to have been intentional if it was due primarily to an error in judgment or negligence. An act or failure to act on the Executive's part shall be considered intentional if it is not in good faith and if it is without a reasonable belief that the action or failure to act is in the best interests of the Bank.

         1.9      "Normal Retirement Age" means age 70.5.

         1.10   "Plan   Administrator"   or   "Administrator"   means  the  plan
administrator described in Article 8.



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         1.11 "Plan Year" means a  twelve-month  period  commencing on January 1 and ending on December 31 of each year. The initial Plan Year shall commence on the effective date of this Agreement.

         1.12 "Separation from Service" shall mean a separation from service as defined in Code section 409A, including termination of the Executive's service as an executive and independent contractor to the Bank and any member of a controlled group, as defined in Code section 414, for any reason other than because of a leave of absence approved by the Bank or the Executive's death. For purposes of this Agreement, if there is a dispute about the employment status of the Executive or the date of the Executive's Separation from Service, the Bank shall have the sole and absolute right to decide the dispute unless a Change in Control shall have occurred.

         1.13 "Termination for Cause" and "Cause" shall have the meaning specified in any effective severance or employment agreement existing on the date hereof or hereafter entered into between the Executive and the Bank or between the Executive and Southcoast Financial Corporation. If the Executive is not a party to a severance or employment agreement containing a definition of termination for cause, Termination for Cause means the Bank terminates the Executive's employment for any of the following reasons -

         (a) the Executive's gross negligence or gross neglect of duties or intentional and material failure to perform stated duties after written notice thereof, or

         (b) disloyalty or dishonesty by the Executive in the performance of the Executive's duties, or a breach of the Executive's fiduciary duties for personal profit, in any case whether in the Executive's capacity as a director or officer, or

         (c) intentional wrongful damage by the Executive to the business or property of the Bank or its affiliates, including without limitation the reputation of the Bank, which in the judgment of the Bank causes material harm to the Bank or its affiliates, or

         (d) a willful violation by the Executive of any applicable law or significant policy of the Bank or an affiliate that, in the Bank's judgment, results in an adverse effect on the Bank or the affiliate, regardless of whether the violation leads to criminal prosecution or conviction. For purposes of this Agreement, applicable laws include any statute, rule, regulatory order, statement of policy, or final cease-and-desist order of any governmental agency or body having regulatory authority over the Bank or Southcoast Financial Corporation, or

         (e) the occurrence of an event that results in the Executive's being excluded from coverage, or having coverage limited for the Executive as compared to other executives of the Bank, under the Bank's blanket bond or other fidelity or liability insurance policy covering its directors, officers, or employees, or

         (f) the Executive is removed from office or permanently prohibited from participating in the Bank's affairs by an order issued under section 8(e)(4) or section  8(g)(1) of the Federal Deposit  Insurance Act, 12 U.S.C.  1818(e)(4) or
(g)(1), or



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

         (g) conviction of the Executive for or plea of no contest to a felony or conviction of or plea of no contest to a misdemeanor involving moral turpitude, or the actual incarceration of the Executive for 45 consecutive days or more.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. Unless Separation from Service occurs before or on or after the date the Executive attains Normal Retirement Age or if a Change in Control occurs on or before the date of the Executive's Separation from Service, when the Executive attains Normal Retirement Age the Bank shall pay to the Executive the benefit described in this section 2.1 instead of any other benefit under this Agreement. If the Executive's Separation from Service thereafter is a Termination for Cause or if this Agreement terminates under
Article 5, no benefits or further benefits shall be paid.

         2.1.1 Amount of benefit. The annual benefit under this section 2.1 is $287,730.

         2.1.2 Payment of benefit. Beginning with the month immediately after the month in which the Executive attains Normal Retirement Age, the Bank shall pay the annual benefit described in this section 2.1 to the Executive in equal monthly installments on the first day of each month. The annual benefit shall be paid to the Executive for 15 years.

         2.2 Early Termination Benefit. Upon Early Termination the Bank shall pay to the Executive the benefit described in this section 2.2 instead of any other benefit under this Agreement.

         2.2.1 Amount of benefit. The annual benefit under this section 2.2 is calculated as the amount that fully amortizes the Accrual Balance existing at the end of the month immediately before the month in which Separation from Service occurs, amortizing that Accrual Balance over the period beginning with the Executive's Normal Retirement Age and taking into account interest at the discount rate or rates established by the Plan Administrator.

         2.2.2 Payment of benefit. Beginning with the later of (x) the seventh month after the Executive's Separation from Service, or (y) the month immediately after the month in which the Executive attains Normal Retirement Age, the Bank shall pay the annual benefit to the Executive in equal monthly installments on the first day of each month. The annual benefit shall be paid to the Executive for 15 years.

         2.3 Annual Benefit Statement. Within 60 days after the end of each Plan Year the Plan Administrator shall provide or cause to be provided to the Executive and the Bank an annual benefit statement showing benefits payable or potentially payable to the Executive under this Agreement. Each annual benefit statement shall supersede the previous year's annual benefit statement. If there is a contradiction between this Agreement and the annual benefit statement concerning the amount of a particular benefit payable or potentially payable to the Executive under section 2.2, the amount of the benefit determined under the Agreement shall control.

         2.4 Savings Clause Relating to Compliance with Code Section 409A. Despite any contrary provision of this Agreement, if when the Executive's employment terminates the Executive is a specified employee, as defined in Code section 409A, and if any payments under Article 2 of this Agreement will result in additional tax or interest to the Executive because of section 409A, the


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

Executive shall not be entitled to the payments under Article 2 until the earliest of (x) the date that is at least six months after termination of the Executive's employment for reasons other than the Executive's death, (y) the date of the Executive's death, or (z) any earlier date that does not result in additional tax or interest to the Executive under section 409A. If any provision of this Agreement would subject the Executive to additional tax or interest under section 409A, the Bank shall reform the provision, maintaining to the maximum extent practicable the original intent of the applicable provision without subjecting the Executive to additional tax or interest, and the Bank shall not be required to incur any additional compensation expense as a result of the reformed provision.

         2.5 One Benefit Only. Despite anything in this Agreement to the contrary, the Executive and Beneficiary are entitled to one benefit only under this Agreement, which shall be determined by the first event to occur that is dealt with by this Agreement. Except as provided in Article 3, subsequent occurrence of events dealt with by this Agreement shall not entitle the Executive or Beneficiary to other or additional benefits under this Agreement.

                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1 Death Before Separation from Service. Except as provided in section 5.2, if the Executive dies before Separation from Service, at the Executive's death the Executive's Beneficiary shall be entitled to an amount in cash equal to the Accrual Balance existing at the Executive's death. If a benefit is payable to the Executive's Beneficiary, the benefit shall be paid in a single lump sum 90 days after the Executive's death. However, no benefits under this Agreement shall be paid or payable to the Executive or the Executive's Beneficiary if this Agreement is terminated under Article 5.

         3.2 Death after Separation from Service. If the Executive dies after Separation from Service and if Separation from Service was not a Termination for Cause, at the Executive's death the Executive's Beneficiary shall be entitled to an amount in cash equal to the Accrual Balance existing at the Executive's death. If a benefit is payable to the Executive's Beneficiary, the benefit shall be paid in a single lump sum 90 days after the Executive's death. However, no benefits under this Agreement shall be paid or payable to the Executive or the Executive's Beneficiary if this Agreement is terminated under Article 5.

                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 Beneficiary Designations. The Executive shall have the right to designate at any time a Beneficiary to receive any benefits payable under this Agreement upon the Executive's death. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other benefit plan of the Bank in which the Executive participates.

         4.2 Beneficiary Designation; Change. The Executive shall designate a Beneficiary by completing and signing the Beneficiary Designation Form and delivering it to the Plan Administrator or its designated agent. The Executive's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as Beneficiary and the marriage is subsequently dissolved. The Executive shall have the right to change a Beneficiary by completing, signing, and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan
Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall


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

be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Plan Administrator before the Executive's death.

         4.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted, and acknowledged in writing by the Plan Administrator or its designated agent.

         4.4 No Beneficiary Designation. If the Executive dies without a valid beneficiary designation or if all designated Beneficiaries predecease the Executive, then the Executive's spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made to the personal representative of the Executive's estate.

         4.5 Facility of Payment. If a benefit is payable to a minor, to a person declared incapacitated, or to a person incapable of handling the disposition of his or her property, the Bank may pay the benefit to the guardian, legal representative, or person having the care or custody of the minor, incapacitated person, or incapable person. The Bank may require proof of incapacity, minority, or guardianship as it may deem appropriate before distribution of the benefit. Such distribution of the benefit shall completely discharge the Bank from all liability for the benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

         5.1 Termination for Cause. Despite any contrary provision of this Agreement, the Bank shall not pay any benefit under this Agreement and this Agreement shall terminate if Separation from Service is a Termination for Cause.

         5.2 Suicide or Misstatement. The Bank shall not pay any benefit under this Agreement if the Executive commits suicide within two years after the Effective Date or if the Executive makes any material misstatement of fact on any application or resume provided to the Bank or Southcoast Financial Corporation or on any application for benefits provided by the Bank.

         5.3 Removal. If the Executive is removed from office or permanently prohibited from participating in the Bank's affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. 1818(e)(4) or (g)(1), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order.

         5.4 Default. Despite any contrary provision of this Agreement, if the Bank is in "default" or "in danger of default," as those terms are defined in section 3(x) of the Federal Deposit Insurance Act, 12 U.S.C. 1813(x), all obligations under this Agreement shall terminate.

         5.5 FDIC Open-Bank Assistance. All obligations under this Agreement shall terminate, except to the extent determined that continuation of the contract is necessary for the continued operation of the Bank, when the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Federal Deposit Insurance Act section 13(c). 12 U.S.C. 1823(c). Rights of the parties that have already vested shall not be affected by such action, however.


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                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. A person or beneficiary ("claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows -

         6.1.1 Initiation - written claim. The claimant initiates a claim by submitting to the Administrator a written claim for the benefits. If the claim relates to the contents of a notice received by the claimant, the claim must be made within 60 days after the notice was received by the claimant. All other claims must be made within 180 days after the date of the event that caused the claim to arise. The claim must state with particularity the determination desired by the claimant.

         6.1.2 Timing of Bank response. The Bank shall respond to the claimant within 90 days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank may extend the response period by an additional 90 days by notifying the claimant in writing before the end of the initial 90-day period that an additional period is required. The notice of extension must state the special circumstances and the date by which the Bank expects to render its decision.

         6.1.3 Notice of decision. If the Bank denies part or all of the claim, the Bank shall notify the claimant in writing of the denial. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth -

                  6.1.3.1  the specific reasons for the denial,
                  6.1.3.2 a reference to the specific provisions of the Agreement on which the denial is based,
                  6.1.3.3 a description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,
                  6.1.3.4 an explanation of the Agreement's review procedures and the time limits applicable to such procedures, and
                  6.1.3.5 a statement of the claimant's right to bring a civil action under ERISA section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Bank denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows -

         6.2.1 Initiation - written request. To initiate the review, the claimant, within 60 days after receiving the Bank's notice of denial, must file with the Bank a written request for review.

         6.2.2 Additional submissions - information access. The claimant shall then have the opportunity to submit written comments, documents, records, and other information relating to the claim. The Bank shall also provide the claimant, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.



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         6.2.3  Considerations  on review.  In considering the review,  the Bank shall take into  account all  materials  and  information  the claimant
         submits   relating  to  the  claim,   without  regard  to  whether  the
         information   was  submitted  or  considered  in  the  initial  benefit
         determination.

         6.2.4 Timing of Bank response. The Bank shall respond in writing to the claimant within 60 days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank may extend the response period by an additional 60 days by notifying the claimant in writing before the end of the initial 60-day period that an additional period is required. The notice of extension must state the special circumstances and the date by which the Bank expects to render its decision.

         6.2.5 Notice of decision. The Bank shall notify the claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth -

                  6.2.5.1  the specific reason for the denial,
                  6.2.5.2 a reference to the specific provisions of the Agreement on which the denial is based,
                  6.2.5.3 a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and
                  6.2.5.4 a statement of the claimant's right to bring a civil action under ERISA section 502(a).

                                    ARTICLE 7
                                  MISCELLANEOUS

         7.1 Amendments and Termination. Subject to section 7.13 of this Agreement, this Agreement may be amended solely by a written agreement signed by the Bank and by the Executive, and except for termination occurring under
Article 5 this Agreement may be terminated solely by a written agreement signed by the Bank and by the Executive.

         7.2 Binding Effect. This Agreement shall bind the Executive, the Bank, and their beneficiaries, survivors, executors, successors, administrators, and transferees.

         7.3 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Bank nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee or interfere with the Executive's right to terminate employment at any time.

         7.4 Non-Transferability. Benefits under this Agreement may not be sold, transferred, assigned, pledged, attached, or encumbered.

         7.5 Successors; Binding Agreement. By an assumption agreement in form and substance satisfactory to the Executive, the Bank shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Bank to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform this Agreement had no succession occurred.



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         7.6 Tax  Withholding.  The  Bank  shall  withhold  any  taxes  that are required to be withheld from the benefits provided under this Agreement.

         7.7 Applicable Law. This Agreement and all rights hereunder shall be governed by the laws of the State of South Carolina, except to the extent preempted by the laws of the United States of America.

         7.8 Unfunded Arrangement. The Executive and Beneficiary are general unsecured creditors of the Bank for the payment of benefits under this Agreement. Rights to benefits are not subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors.

         7.9 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Executive concerning the subject matter. No rights are granted to the Executive under this Agreement other than those specifically set forth. This Agreement amends and restates in its entirety the January 1, 2008 Salary Continuation Agreement.

         7.10 Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held invalid, and each such other provision shall continue in full force and effect to the full extent consistent with law. If any provision of this Agreement is held invalid in part, such invalidity shall not affect the remainder of the provision not held invalid, and the remainder of such provision together with all other provisions of this Agreement shall continue in full force and effect to the full extent consistent with law.

         7.11 Headings. Caption headings and subheadings herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

         7.12 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice. If to the Bank, notice shall be given to the board of directors, Southcoast Community Bank, 530 Johnnie Dodds Boulevard, Mount Pleasant, South Carolina 29464, or to such other or additional person or persons as the Bank shall have designated to the Executive in writing. If to the Executive, notice shall be given to the Executive at the Executive's address appearing on the Bank's records, or to such other or additional person or persons as the Executive shall have designated to the Bank in writing.

         7.13 Termination or Modification of Agreement Because of Changes in Law, Rules or Regulations. The Bank is entering into this Agreement on the assumption that certain existing tax laws, rules, and regulations will continue in effect in their current form. If that assumption materially changes and the change has a material detrimental effect on this Agreement, then the Bank reserves the right to terminate or modify this Agreement accordingly, subject to the written consent of the Executive, which shall not be unreasonably withheld. This section 7.13 shall become null and void effective immediately upon a Change in Control.

                                    ARTICLE 8
                           ADMINISTRATION OF AGREEMENT

         8.1 Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator consisting of the Bank's board of directors or such committee or person as the board shall appoint. The Executive may not be a member of the Plan Administrator. The Plan Administrator shall have the discretion and authority to (x) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Agreement and
(y) decide or resolve any and all questions, including interpretation of this Agreement, as may arise in connection with the Agreement.

         8.2 Agents. In the administration of this Agreement the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel, who may be counsel to the Bank.

         8.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of the administration, interpretation, and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. Neither the Executive nor any Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted assumptions, including but not limited to the discount rate and calculation method described in section 1.1.

         8.4 Indemnification of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses, or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

         8.5 Bank Information. To enable the Plan Administrator to perform its functions the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, death, or Separation from Service of the Executive and such other pertinent information as the Plan Administrator may reasonably require.

         IN WITNESS WHEREOF, the Executive and a duly authorized officer of the Bank have executed this Amended Salary Continuation Agreement as of the date first written above.

EXECUTIVE:                             BANK:
                                       Southcoast Community Bank

------------------------
L. Wayne Pearson                       By:  ------------------------------------


                                       Its:
                                              ----------------------------------


                                       And By:
                                                --------------------------------


                                       Its:
                                              ----------------------------------

                            BENEFICIARY DESIGNATION
                            SOUTHCOAST COMMUNITY BANK
                      AMENDED SALARY CONTINUATION AGREEMENT

         I, L. Wayne Pearson, designate the following as beneficiary of any death benefits under this Amended Salary Continuation Agreement -

         Primary:
                  --------------------------------------------------------------


--------------------------------------------------------------------------------

         Contingent:
                      ----------------------------------------------------------


--------------------------------------------------------------------------------

         Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

         I understand that I may change these beneficiary designations by filing a new written designation with the Bank. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

         Signature:
                           -----------------------------------
                           L. Wayne Pearson

         Date:                                                , 200__
                  --------------------------------------------       -----------


         Accepted by the Bank this      day of               , 200__
                                   ----        --------------       -----------

                  By:
                       ------------------------------------------------


                  Print Name:
                              -----------------------------------------


                  Title:
                          ---------------------------------------------